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                                   PROMISSORY NOTE

$144,000                                                         October 1, 1997

         FOR VALUE RECEIVED, PAPER WAREHOUSE, INC., a Minnesota corporation, ("Borrower") promises to pay to the order of Yale T. Dolginow (the "Holder") the sum of One Hundred Forty Four Thousand and no/100 Dollars ($144,000.00), together with interest on the unpaid balance thereof at five and 63/100 percent (5.63%) per annum, calculated on the basis of actual days elapsed in a 365 day year.

    Accrued interest shall be payable one year from the date hereof, and continuing so long as any portion of the principal balance hereof remains unpaid.

    The principal balance shall be due October 2, 1998.

    Borrower shall make all payments to Holder hereunder at 7630 Excelsior Boulevard, St. Louis Park, Minnesota 55426, or as otherwise directed in writing by Holder.

    This Note may be prepaid at any time without penalty.

    Borrower promises to pay all costs of collection of this Note, including, but not limited to, attorneys' fees, paid or incurred by Holder on account of such collection, whether or not suit is filed with respect thereto and whether or not such costs are paid or incurred, or to be paid or incurred, prior to or after entry of judgment.

    Demand, presentment, protest and notice of nonpayment and dishonor of this Note are hereby waived.

    This Note shall be governed by and construed in accordance with the laws of the state of Minnesota.

    REPAYMENT OF ALL PRINCIPAL, INTEREST AND COSTS OF THIS NOTE SHALL BE FULLY SUBORDINATED TO THE PAYMENT OF BORROWER'S REAL ESTATE MORTGAGE PAYABLE TO THE UNITED STATES SMALL BUSINESS ADMINISTRATION, TO THE PAYMENT OF THE BORROWER'S OBLIGATIONS TO ANY SENIOR LENDER PROVIDING THE BORROWER WORKING CAPITAL FINANCING AND TO THE PAYMENT OF THE BORROWER'S OBLIGATIONS WITH RESPECT TO THE 10% SUBORDINATED NOTES DUE NOVEMBER 30, 2004.

                                  PAPER WAREHOUSE, INC.

                                  By   s/ Cheryl W. Newell
                                       ----------------------------------------
                                       Cheryl W. Newell, Vice President and
                                       Chief Financial Officer